UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): February 26, 2016

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10670 (Commission File Number)	84-0904275 (IRS Employer Identification No.)

10910 Domain Drive, Suite 300

Austin, Texas 78758

(Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 29, 2016, Hanger, Inc. (the “Company”) received a letter from NYSE Regulation (the “NYSE”) confirming that the NYSE had suspended trading in the Company’s common stock, which suspension was effective immediately upon the close on February 26, 2016, and announcing its intention to commence proceedings to delist the Company’s common stock from the NYSE.  The NYSE stated that the Company is no longer suitable for listing as a result of its late filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”).  The Company reported in a Current Report on Form 8-K filed with the SEC on February 26, 2016 that it would not be able to complete the 2014 Form 10-K and other late SEC filings by March 19, 2016, which was the extended compliance date previously provided by the NYSE.

The Company’s common stock began trading on the OTC Pink marketplace operated by the OTC Markets Group Inc. at the open on Monday, February 29, 2016 under the trading symbol “HNGR”.

On February 26, 2016, the Company issued a press release regarding the suspension of trading of its common stock on the NYSE, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

For more information regarding the Company’s filing status with the SEC, please refer to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2016.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit:

99.1 Press Release issued by Hanger, Inc. on February 26, 2016.

Disclosures About Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements” relating to the Company. All statements, other than statements of historical fact included herein, are “forward-looking statements,” including statements regarding the timing of filing of, and the outcome of the Company’s work in connection with, completing certain financial statements and other financial data. These forward-looking statements are often identified by the use of forward-looking terminology such as “intends,” “expects” or similar expressions and involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks, and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this filing.  The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. These uncertainties include, but are not limited to, the risk that additional information may arise during the course of the Company’s ongoing financial statement preparation and closing processes, including the investigation being conducted on behalf of the Audit Committee of the Board of Directors, that would require the Company to make additional adjustments or revisions to its estimates or financial statements and other financial data, to restate further its financial statements and other financial data for current or historical periods, to identify additional material weaknesses, or to take any other necessary action relating to the Company’s accounting practices; the time required to complete the financial statements and other financial data and accounting review, including the completion of the investigation being conducted on behalf of the Audit Committee of the Board of Directors; the time required to prepare its periodic reports for filings with the Securities and Exchange Commission; the timing of further action taken by the New York Stock Exchange relating to delisting procedures relating to the Company’s common stock; and any regulatory review of, or litigation relating to, the Company’s accounting practices, financial statements and other financial data or other corporate actions.  For additional information and risk factors that could affect the Company, see its Form 10-K for the year ended December 31, 2013 and its Form 10-Q for the quarter ended June 30, 2014 as well as the risk factor set forth in Item 8.01 of the Company’s Current Report on Form 8-K filed February 17, 2015, each as filed with the Securities and Exchange Commission. The information contained in this filing is made as of the date hereof, even if subsequently made available by the Company on its website or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/ Thomas E Hartman
Thomas E. Hartman
Senior Vice President and General Counsel

Dated: March 1, 2016

EXHIBIT INDEX

Exhibit No.	Description

(99.1)	Press release of Hanger, Inc. issued February 26, 2016.